SCHEDULE 14A

                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Section 240.14a-12

                                 ARCTIC CAT INC.
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                                 ARCTIC CAT INC.

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 9, 2001

                                 ---------------

     Notice is hereby given that the Annual Meeting of Shareholders of Arctic Cat Inc. (the "Company") will be held at 601 Brooks Avenue South, Thief River Falls, Minnesota 56701, on Thursday, August 9, 2001 at 4:00 p.m. for the following purposes:

     1.   To elect two directors to serve a three-year term.

     2. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on June 15, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Since it is important that your shares be represented at the Annual Meeting, whether or not you personally plan to attend, you are requested to sign, date and return your proxy card promptly in the enclosed envelope. If you are a record holder, you may also submit your proxy by telephone or through the Internet by following the instructions on the proxy card. If you own shares in "street name," i.e. through a broker, you should follow the instructions provided by the broker. Returning your signed proxy or submitting your proxy by telephone or through the Internet will not prevent you from voting in person at the Annual Meeting, should you desire to do so.

                                        By Order of the Board of Directors,

                                        /s/ Timothy C. Delmore

                                        Timothy C. Delmore,
                                        SECRETARY

Thief River Falls, Minnesota
July 5, 2001


--------------------------------------------------------------------------------
TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY ON THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.
--------------------------------------------------------------------------------

                                 ARCTIC CAT INC.
                             601 BROOKS AVENUE SOUTH
                           THIEF RIVER FALLS, MN 56701

                                 ---------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 9, 2001

                                 ---------------


     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Arctic Cat Inc., a Minnesota corporation (the "Company"), of proxies for the Annual Meeting of Shareholders of the Company to be held at 601 Brooks Avenue South, Thief River Falls, MN 56701, on Thursday, August 9, 2001 at 4:00 p.m. Central Daylight Time, or any adjournment or adjournments thereof. This Proxy Statement and the enclosed proxy card are being mailed to shareholders on or about July 5, 2001.

     The Company's Annual Report for the fiscal year ended March 31, 2001, including audited financial statements, is being mailed to shareholders concurrently with this Proxy Statement.

     The total number of shares outstanding and entitled to vote at the meeting as of June 15, 2001 consists of 16,276,722 shares of $.01 par value Common Stock (excluding 7,560,000 shares of Class B Common Stock which do not vote with the Common Stock in the general election of directors; see "Election of Directors"). Each share of Common Stock is entitled to one vote and there is no cumulative voting. Only shareholders of record at the close of business on June 15, 2001 will be entitled to vote at the Annual Meeting.

     Proxies may be sent to the Company using the enclosed proxy card, or by record holders by submitting a proxy by telephone or through the Internet, as permitted by Minnesota law. Shares represented by proxies properly signed, dated and returned, or submitted by telephone or through the Internet, will be voted at the Annual Meeting in accordance with the instructions set forth therein. If a proxy is properly signed, or submitted by telephone or through the Internet, but contains no instructions, the shares represented thereby will be voted FOR the director nominees and at the discretion of the proxyholders as to any other matters which may properly come before the Annual Meeting.

     The presence in person or by proxy of a majority of the voting power of shares entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business. An item of business will be approved if it receives the affirmative vote of the holders of a majority of the shares present and entitled to vote on that item of business. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum and in tabulating votes cast on proposals presented to shareholders. Consequently, abstentions (or "withhold authority" as to directors) will have the same effect as a negative vote. If a broker indicates on a proxy that it does not have authority to vote on an item of business, the shares represented by the proxy will not be considered present and entitled to vote and, therefore, will have no effect on the outcome of the vote.

     Each proxy may be revoked at any time before it is voted by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Company or by attending the Annual Meeting and voting in person. To revoke a proxy previously submitted by telephone or through the Internet, the shareholder could also simply vote again at a later date using the same procedures in which case the later vote will be recorded and the earlier vote revoked. Record holders wishing to vote by telephone or through the Internet should note that they must do so before noon (Central Standard Time) on Wednesday, August 8, 2001. After that time, telephone and Internet voting will not be permitted and a shareholder wishing to vote, or revoke an earlier proxy after such time must submit a signed proxy card or vote in person.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     Pursuant to the Company's Restated Articles of Incorporation, the Board of Directors is divided into three classes of directors, each director serving a three-year term. Each year only one class of directors is subject to a shareholder vote, and, generally, one-third of the directors belong to each class. This year, the Board of Directors is seeking shareholder election of two directors: John C. Heinmiller and Christopher A. Twomey, incumbent directors whose terms expire this year. If elected, Messrs. Heinmiller's and Twomey's terms will expire in 2004.

     In addition, in accordance with a Stock Purchase Agreement dated July 18, 1988 between Suzuki Motor Corporation ("Suzuki") and the Company pursuant to which Suzuki purchased 7,560,000 shares (as adjusted for subsequent stock splits) of the Company's Class B Common Stock (constituting all outstanding shares of Class B Common Stock), Suzuki is entitled to elect one member of the Board of Directors.

     The Board of Directors has nominated for election the persons named below. It is intended that proxies will be voted for such nominees. The Company believes that the nominees named below will be able to serve; but should any of them be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board may propose.

     The name and age of the nominees and the other directors and their principal occupations are set forth below, based upon information furnished to the Company by the nominees and directors. Unless otherwise indicated, each of the directors has held their respective identified positions for more than the past five years.

                                                                        DIRECTOR
              NAME, AGE AND PRINCIPAL OCCUPATION                         SINCE
              ----------------------------------                        --------

NOMINATED FOR A TERM ENDING IN 2004:

[PHOTO]   JOHN C. HEINMILLER, 47, Chief Financial Officer of St. Jude     1999
          Medical, Inc. (a medical products company) since 1998;
          President of F3 Corporation (an asset management company) from June 1997 to April 1998; Vice President Finance of Daig Corporation (a medical products company) from March 1995 to May 1997; Vice President-Finance of Lifecore Biomedical,
          Inc. (a medical products company) from October 1991 to February 1995; Director of Lifecore Biomedical, Inc.

[PHOTO]   CHRISTOPHER A. TWOMEY, 53, President and Chief Executive        1987
          Officer of the Company since January 1986; executive officer of the Company in various capacities since 1983; Director of The Toro Company since 1997.

OTHER DIRECTORS WHOSE TERMS OF OFFICE WILL CONTINUE AFTER THE
 ANNUAL MEETING AND WHOSE TERMS EXPIRE IN 2002:

[PHOTO]   ROBERT J. DONDELINGER, 65, Co-owner and Chairman of the         1983
          Board of Northern Motors (a General Motors dealership),
          Thief River Falls, MN.

[PHOTO]   WILLIAM I. HAGEN, 63, Retired; Co-owner and Vice President      1983
          of North Star Transport, Inc. (a nationwide trucking company), Eagan, MN, from its inception to June 1998; owner and operator of a farm in northern Minnesota.

[PHOTO]   KENNETH J. ROERING, 59, Professor of Marketing and Pillsbury    1996
          Company -- Paul S. Gerot Chair in Marketing in the Carlson
          School of Management at the University of Minnesota since
          1981; Director of Transport Corporation of America, Inc.

OTHER DIRECTORS WHOSE TERM OF OFFICE WILL CONTINUE AFTER THE
 ANNUAL MEETING AND WHOSE TERMS EXPIRE IN 2003:

[PHOTO]   WILLIAM G. NESS, 63, Chairman of the Board of Directors of      1983
          the Company; Director of Northern Woodwork (a specialty furniture manufacturer), Thief River Falls, MN; Director of
          Northern State Bank, Thief River Falls, MN, Itasca Bemidji,
          Inc., Bemidji, MN, and May Corporation, Minneapolis, MN.

[PHOTO]   GREGG A. OSTRANDER, 48, Chairman of the Board of Directors,     1995
          President and Chief Executive Officer of Michael Foods, Inc.
          (a food processing manufacturer) since 1993; President of Swift-Eckrich Prepared Foods Co. (a food manufacturer) from
          1985 to 1993; Director of The Hain-Celestial Group, Inc.

DIRECTOR ELECTED BY CLASS B COMMON STOCK:

[PHOTO]   KATSUMI TAKATA, 51, Director of Suzuki Motor Corporation;       2001
          Senior General Manager of Overseas Motorcycle/Marine & Power Products Marketing Division, Suzuki Motor Corporation,
          Hamamatsu, Japan, since April 2001; General Manager of
          Overseas Motorcycle Marketing Department from October 1995 to March 2001; President of Suzuki Italia SPA, Italy, from
          December 1989 to October 1995.

     VOTE REQUIRED. The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote is required for the election of the nominees.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE
NOMINEES.

                                 ---------------

     DIRECTOR EMERITUS. Mr. Lowell T. Swenson retired as a director in 1998. Recognizing Mr. Swenson's long-standing contributions to the Company and exemplary service throughout his 15-year term as a director, as well as his service in the snowmobile industry for more than thirty years, the Board of Directors determined that the Company would benefit from a continued association with Mr. Swenson and appointed him a Director Emeritus upon his retirement. As a Director Emeritus, Mr. Swenson is invited to attend all Board meetings, but he is not entitled to vote at such meetings and does not have responsibility for the Board's actions. He is also not entitled to compensation paid to outside directors of the Company but is reimbursed out-of-pocket expenses incurred in attending Board meetings and is entitled to indemnification in his role as a Director Emeritus.

     MEETINGS. During fiscal 2001, the Board of Directors met five times and acted twice by written action. Each director attended more than 75% of the meetings of the Board of Directors and any committee on which he served, except Mr. Kaito, the former director elected by Suzuki, who did not attend any meetings during fiscal 2001.

     BOARD COMMITTEES. The Board has appointed a Compensation Committee, an Audit Committee and a Nominating Committee. The Compensation Committee, which currently consists of Messrs. Dondelinger (Chair), Hagen, Heinmiller and Ostrander, met two times during fiscal 2001. The Compensation Committee assists in defining the Company's compensation policies and administering its compensation plans, reviews management's recommendations and makes its own recommendations to the Board with respect to officers' and key employees' salaries, bonuses and stock option grants, reviews and approves the Company's retirement plans and employee benefits and reviews management succession plans. The Board of Directors has established a Stock Grant Subcommittee of the Compensation Committee, currently composed of Messrs. Ostrander, Hagen and Heinmiller, for the purpose of granting awards under the Company's 1989 Stock Option Plan and the 1995 Stock Plan.

     The Audit Committee, which currently consists of Messrs. Roering (Chair), Dondelinger, Hagen and Heinmiller, met three times during the last fiscal year. The Audit Committee reviews and recommends to the Board the independent auditors to be selected, meets with the Company's independent auditors and representatives of management to review the internal and external financial reporting of the Company, reviews the scope of the independent auditors' examination and audit procedures to be utilized, considers comments by the auditors regarding internal controls and accounting procedures and management's response to those comments and approves any material non-audit services to be provided by the Company's independent auditors. A report of the Audit Committee is contained in this Proxy Statement. The Audit Committee Charter adopted by the Board in June 2000 is attached to this Proxy Statement as Appendix A. All members of the Company's Audit Committee are independent as defined by the rules of the National Association of Securities Dealers (NASD) for companies listed on the Nasdaq National Market.

     The Nominating Committee, which currently consists of Messrs. Ostrander (Chair), Ness, Roering and Twomey, met once during the last fiscal year. The primary functions of the Nominating Committee are to review and make recommendations to the Board with respect to the size, composition, retention, tenure and retirement policies of the Board of Directors; determine and recommend to the Board the criteria to be used in evaluating the qualifications of Director candidates; approve the selection process that produces qualified Director candidates; review the qualifications of candidates for Board membership and approve and recommend to the Board of Directors the slate of Director candidates to be proposed for election to the Board of Directors; establish and implement a process for annually evaluating the performance of the Board and provide feed-back to the Board on its performance; review developments in corporate governance pertaining to Board membership and advise the Board on such matters; and establish and maintain a training program for new Directors and programs for improving current Director performance. Upon recommendation of the Nominating Committee, the Board of Directors has established a policy that a Director shall retire as of the Annual Meeting of Shareholders following such Director's 72nd birthday.

     Shareholders wishing to recommend candidates for Board membership should submit the recommendations in writing to the Secretary of the Company at least ninety (90) days prior to the meeting date corresponding to the previous year's Annual Meeting, with the submitting shareholder's name and address and pertinent information about the proposed nominee similar to that set forth for the nominees named herein. The Nominating Committee will consider candidates recommended by shareholders in light of the Committee's established criteria for Director candidates. A shareholder intending to nominate an individual as a Director at an Annual Meeting, rather than recommend the individual to the Company for consideration as a nominee, must comply with the advance notice requirements set forth in the Company's Bylaws. The Company's Bylaws provide that any shareholder entitled to vote generally in the election of Directors may nominate one or more persons for election as Directors provided that such shareholder has provided written notice of such intention to the Secretary of the Company. Such notice must be given not less than sixty (60) days nor more than ninety (90) days prior to the meeting date corresponding to the previous year's Annual Meeting. Shareholders intending to nominate a Director should contact the Company's Secretary for a copy of the relevant procedure.

     REMUNERATION OF DIRECTORS. All non-employee directors other than the representative of Class B Common Stock currently receive $4,500 per quarter, $1,000 per meeting attended in person, $500 per meeting attended telephonically and $750 per committee meeting ($1,250 for committee chair). If committee meetings occur the same day as regular Board meetings, the directors are paid for up to two committee meetings that day, in addition to out-of-pocket expenses incurred on behalf of the Company. In addition, pursuant to the Company's 1995 Stock Plan, each non-employee director automatically receives on the date of election or re-election as a director, or appointment as a director by action of the Board during the period between shareholder meetings, and on the date of each subsequent annual or special shareholder meeting at which action is taken to elect any director if the non-employee director's term is not up for election that year and the non-employee director is serving an unexpired term (provided that the non-employee director has served for at least six months), an option to purchase 6,000 shares of the Company's Common Stock at an option price equal to the fair market value of the Company's Common Stock on the date the option is granted. These options will have terms expiring five years following termination of service as a director and will be exercisable at any time following the date of grant. The 1989 Stock Option Plan and the 1995 Stock Plan also permit granting of additional or alternative options to directors at the discretion of the Board. The director elected by the holder of Class B Common Stock is reimbursed for out-of-pocket expenses incurred on behalf of the Company and does not receive the fees described above.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table shows, for fiscal years 2001, 2000 and 1999, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to Christopher A. Twomey, the Company's Chief Executive Officer, and to each of the four other most highly compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                               ANNUAL                LONG-TERM
                                            COMPENSATION           COMPENSATION
                                       ---------------------   ---------------------
                                                                    SECURITIES           ALL OTHER
NAME AND PRINCIPAL POSITION     YEAR     SALARY      BONUS     UNDERLYING OPTIONS(#)   COMPENSATION(1)
-----------------------------   ----    --------    --------   ---------------------   ---------------
Christopher A. Twomey           2001    $376,500    $245,553           80,000              $5,434
  President and Chief           2000     292,000     233,880           80,000               5,368
  Executive Officer             1999     225,000     180,000           70,000               4,800

Timothy C. Delmore              2001    $187,000    $ 81,876           35,000              $5,010
  Chief Financial Officer       2000     159,000      78,012           35,000               5,001
  and Secretary                 1999     130,000      89,300           45,000               4,500

Ronald G. Ray                   2001    $170,000    $ 61,350           25,000              $4,950
  Vice President --             2000     150,000      81,072           25,000               4,938
  Manufacturing                 1999     130,000      89,300           45,000               4,500

Ole E. Tweet                    2001    $160,000    $ 54,541           25,000              $4,950
  Vice President --             2000     140,000      76,267           25,000               4,938
  New Product Development       1999     120,000      85,000           45,000               4,431

Roger H. Skime                  2001    $145,000    $ 59,928           25,000              $4,950
  Vice President --             2000     133,000      76,704           25,000               4,987
  Research and Development      1999     120,000      79,000           45,000               4,500

------------------------
(1) Represents amount contributed by the Company to the individual's 401(k) retirement plan account.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with each of its executive officers which provide, among other things, for a lump-sum cash severance payment to each such executive equal to approximately three times the executive's average annual compensation over the preceding five years plus certain fringe benefits under certain circumstances following a "change in control" of the Company. In general, a "change in control" would occur when there has been any change in the controlling persons reported in the Company's proxy statement, when 20% or more of the Company's outstanding voting stock is acquired by any person, when current members of the Board of Directors or their successors elected or nominated by such members cease to constitute at least 75% of the Board of Directors, when the Company merges or consolidates with or sells substantially all its assets to any person or entity, or when the Company's shareholders approve a plan of liquidation or dissolution of the Company. The employment agreements also prohibit disclosure of confidential information concerning the Company and require disclosure and assignment of inventions, discoveries and other works relating to the executive's employment. If a "change in control" had occurred at the end of fiscal 2001 and the executive's employment was terminated, the following executive officers would have received the amounts indicated, which includes deemed compensation during the preceding five years from the exercise of stock options: Mr. Twomey, $1,468,349; Mr. Delmore, $678,842;
Mr. Ray, $652,850; Mr. Tweet, $604,409; and Mr. Skime, $607,408.

     The Company has also entered into employment agreements with each of its executive officers pursuant to which they will receive upon termination of employment, other than by the Company for "cause," for a twelve-month period,
(i) with respect to Mr. Twomey, an amount equal to his average annual cash compensation over the five-year period immediately preceding the date of termination plus $157,500, and with respect to the other executive officers, an amount equal to their average annual salary over the three-year period immediately preceding the date of termination, and (ii) the employee benefits received prior to termination. The employment agreements also restrict each executive officer from certain competitive employment following termination and prohibit disclosure of confidential information concerning the Company. If the named executive officers had been terminated at the end of the last fiscal year for a reason other than cause, they would have received the following amounts pursuant to the employment agreements: Mr. Twomey, $648,587; Mr. Delmore, $158,667; Mr. Ray, $150,000; Mr. Tweet, $140,000; and Mr. Skime, $132,667.

STOCK OPTIONS

     The following table contains information concerning individual grants of stock options during the last fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                 INDIVIDUAL GRANTS
                         -----------------------------------------------------------------
                                    PERCENT OF TOTAL                MARKET
                         OPTIONS   OPTIONS GRANTED TO                PRICE                     GRANT DATE
                         GRANTED      EMPLOYEES IN      EXERCISE    ON GRANT    EXPIRATION    PRESENT VALUE
NAME                      (#)(1)       FISCAL YEAR      PRICE ($)   DATE ($)       DATE           ($)(2)
----                     -------   ------------------   ---------   --------    ----------    -------------
Christopher A. Twomey     80,000           33%            12.06       12.06       8/3/10         $395,064
Timothy C. Delmore        35,000           14%            12.06       12.06       8/3/10         $143,780
Ronald G. Ray             25,000           10%            12.06       12.06       8/3/10         $111,161
Ole E. Tweet              25,000           10%            12.06       12.06       8/3/10         $111,161
Roger H. Skime            25,000           10%            12.06       12.06       8/3/10         $111,161

-----------------------
(1) Becomes exercisable with respect to one-third of the shares of Common Stock subject to the option on August 3, 2001, 2002 and 2003.

(2) Based upon the Black-Scholes valuation method. Assumptions used include an expected term of eight years, risk-free interest rate of 6.2%, dividend yield of 2% and historical volatility of 35%.

     The following table contains information concerning the exercise of options during fiscal 2001 and the value of options previously granted under the Company's Stock Option Plans which were held by the named individuals at the end of the last fiscal year.

                         FISCAL YEAR-END OPTION VALUES

                                                            NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED               IN-THE-MONEY
                              SHARES                        OPTIONS AT FY-END(#)            OPTIONS AT FY-END(1)
                             ACQUIRED         VALUE      ---------------------------    ---------------------------
NAME                      ON EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                      --------------   -----------   -----------   -------------    -----------   -------------
Christopher A. Twomey            --               --       327,277        167,333        $1,353,029      $500,972
Timothy C. Delmore            8,888            8,888       126,536         73,333        $  446,853      $218,515
Ronald G. Ray                 8,888            8,888       122,752         56,667        $  462,773      $173,485
Ole E. Tweet                  8,888            8,888       117,352         56,667        $  387,497      $173,485
Roger H. Skime               14,738           43,988       111,502         56,667        $  342,510      $173,485

------------------------
(1) Based on a market price of $13.69 per share of Common Stock on March 30, 2001.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions on compensation of the Company's executives are generally made by the four-member Compensation Committee of the Board consisting of Messrs. Dondelinger, Hagen, Heinmiller and Ostrander. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers were during fiscal 2001 reviewed by the full Board. Pursuant to SEC rules designed to enhance disclosure of companies' policies with regard to executive compensation, set forth below is a report submitted by the Compensation Committee addressing the Company's compensation policies for fiscal 2001 as they affected Mr. Twomey and Messrs. Delmore, Ray, Tweet and Skime, the four executive officers other than Mr. Twomey who, for fiscal 2001, were the Company's most highly paid executive officers whose compensation exceeded $100,000 (collectively with Mr. Twomey, the "Named Executives"). The following report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "1933 Act") or the Securities Exchange Act of 1934 (the "1934 Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

     COMPENSATION PHILOSOPHY. The Company has three basic objectives for its executive compensation program: payment for performance; attraction and retention of executives who contribute to the long-term success of the Company; and alignment of the interests of management with those of the shareholders. The Company's executive compensation program is a target-based performance incentive plan intended to enhance the linkage between pay and performance.

     BASE PAY. In order to assure the Company's ability to attract and retain qualified executives, the Compensation Committee believes that base pay must be in the 40-50th percentile range compared to national market data. In the past three years, including during fiscal 2001, the Company has raised base pay, but not necessarily total compensation, for executives based on an evaluation in 1999 by Towers Perrin, a nationally recognized compensation advisory firm, that the Company's base pay for executives at that time was in all cases below the 25th percentile.

     ANNUAL INCENTIVE AWARDS. Each executive is eligible to receive annual cash incentive awards based on corporate and individual performance. The annual incentive program awards each Named Executive a percentage of base salary with 80% of the award tied to the Company's earnings and 20% tied to the individual's performance. With regard to the portion of the annual incentive tied to the Company's earnings, the Board of Directors annually establishes an earnings target, a minimum earnings threshold below which an annual incentive will not be paid, and a maximum incentive level. In addition, measurable individual performance goals are established annually for each executive and incentive awards are paid based on individual accomplishments. The Compensation Committee believed that placing a meaningful portion of an executive's overall compensation at total risk, based on the Company's earnings and the individual's performance, is the best way to focus attention on the short and intermediate-term goals of the Company and encourage high levels of performance from each executive.

     LONG-TERM INCENTIVES. Aligning the interests of management with those of shareholders is accomplished through longer term incentives directly related to the improvement in long-term shareholder value. The Compensation Committee believes this is accomplished with the award of stock options to the Named Executives and other key personnel. Stock options, in amounts tied to salary levels, are awarded annually, consistent with the Company's objective to include in total compensation a long-term equity interest for executive officers with greater opportunity for reward if long-term performance is sustained. Stock options have value for the executive officers only if the price of the Company's stock appreciates in value from the date of grant. Shareholders also benefit from such stock price appreciation. The Compensation Committee believes that stock options encourage and reward effective management which, in turn, results in the long-term corporate financial success as measured by stock price appreciation.

     OTHER COMPENSATION PROGRAMS. The Company maintains certain broad based employee benefit plans in which its executive officers, including the Named Executives, have been permitted to participate, including retirement, life, and health insurance plans. The Company's retirement plan is a 401(k) plan which allows all eligible employees to make pre-tax contributions and in which the Company matches employee contributions in an amount equal to the employee's contribution up to a maximum of 3% of the employee's base salary.

     MR. TWOMEY'S FISCAL 2001 COMPENSATION. Mr. Twomey's total cash compensation for fiscal 2001, which was determined on the same basis as the other Named Executives, was below the 25th percentile compared to national market data. His base pay of $376,500, which was also below the 25th percentile level, will be increased through fiscal 2002 to the 40th percentile level in order to gradually meet the established target level established for each of the Names Executives. Mr. Twomey's annual incentive award of $245,553 was determined in accordance with annual incentive plan in a similar manner as the other Named Executives, with 100% of the award tied to the Company's earnings.

                     SUBMITTED BY THE COMPENSATION COMMITTEE
                       OF THE COMPANY'S BOARD OF DIRECTORS

Robert J. Dondelinger  William I. Hagen  John C. Heinmiller  Gregg A. Ostrander

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As described below, Mr. Dondelinger, a director and member of the Compensation Committee of the Board, has a relationship with an entity which engages in certain transactions with the Company which require disclosure. See "Certain Transactions."

CERTAIN TRANSACTIONS

     Since the Company first began production in August 1983, it has purchased all engines for its products from Suzuki pursuant to contracts which are renewed annually and which stipulate price and general terms of delivery of engines. During the last fiscal year, the Company paid Suzuki approximately $124,910,000 for engines, parts and tooling. Terms of the agreement were, and renewal rates are, the subject of arms-length negotiation on terms no less favorable to the Company than the Company could otherwise obtain.

     During the last fiscal year, the Company purchased wiring harnesses from Itasca Bemidji, Inc. ("IBI"), a company in which Mr. Ness, a director of the Company, owns approximately 15% of the outstanding stock. During the last fiscal year, the Company paid IBI approximately $3,381,000 for harnesses. The prices paid by the Company were, and will continue to be, the subject of arms-length negotiation on terms no less favorable to the Company than the Company could otherwise obtain. During the last fiscal year, the Company also purchased components from May Corporation, a company in which Mr. Ness is a director, and paid approximately $228,000 for such components.

     During the last fiscal year, the Company purchased certain vehicles from Northern Motors, a General Motors dealership in which Mr. Dondelinger, a director of the Company, is Co-Owner and Chairman of the Board. During the last fiscal year, the Company paid Northern Motors approximately $165,479 for vehicles. The prices paid by the Company were, and will continue to be, the subject of arms-length negotiation on terms no less favorable to the Company than the Company could otherwise obtain.

PERFORMANCE GRAPH

     In accordance with the rules of the Securities and Exchange Commission, the following performance graph compares performance of the Company's Common Stock on the Nasdaq National Market to the S&P 500 Index and to the Automotive Index (indicated below as the "Peer Group Index") prepared by Media General Financial Services ("Media General"). The graph compares on an annual basis the cumulative total shareholder return on $100 invested on March 31, 1996, and assumes reinvestment of all dividends and has been adjusted to reflect stock splits. The performance graph is not necessarily indicative of future investment performance.

                              [PLOT POINTS CHART]

                                               MARCH 31,
                       ---------------------------------------------------------
                        1996      1997       1998     1999      2000      2001
                       -------   -------   -------   -------   -------   -------

Arctic Cat Inc. ....   $100.00   $102.39   $ 98.85   $108.27   $114.50   $155.98
Peer Group Index ...    100.00     93.24    163.56    199.77    246.10    235.01
S&P 500 Index ......    100.00    119.82    177.34    210.07    247.77    194.06

     The performance graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the 1933 Act or the 1934 Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

                      BENEFICIAL OWNERSHIP OF CAPITAL STOCK

The following table presents information provided to the Company as to the beneficial ownership of the Company's capital stock as of June 15, 2001 by (i) the only shareholders known to the Company to hold 5% or more of such stock,
(ii) each of the directors and Named Executives of the Company and (iii) all directors and officers as a group. Unless otherwise indicated, all shares represent sole voting and investment power.

                                                                  PERCENT OF           PERCENT OF
                                         CAPITAL STOCK        OUTSTANDING SHARES   OUTSTANDING SHARES
BENEFICIAL OWNERS                     BENEFICIALLY OWNED(1)     OF COMMON STOCK     OF CAPITAL STOCK
-----------------                     ---------------------   ------------------   ------------------
Suzuki Motor Corporation ................    7,560,000                 0%               31.7%
 Hamamatsu-Nishi
 P.O. Box 1, 432-91
 Hamamatsu, Japan

Artisan Partners LP, et al ..............    1,623,300(2)           10.0%                6.8%
 1000 North Water Street
 Milwaukee, WI 53202

Dalton, Greiner, Hartman, Maher & Co ....    1,300,815(2)            8.0%                5.5%
 565 Fifth Avenue
 New York, NY 10017

Capital Group International, Inc. .......    1,034,400(2)            6.4%                4.3%
 11100 Santa Monica Blvd
 Los Angeles, CA 90025

Dimensional Fund Advisors Inc. ..........      919,500(2)            5.6%                3.9%
 1299 Ocean Avenue
 Santa Monica, CA 90401

William G. Ness .........................      160,451(3)            1.0%                *
Christopher A. Twomey ...................      557,961(3)            3.3%                2.3%
Robert J. Dondelinger ...................      205,312(3)            1.3%                *
William I. Hagen ........................      345,491(3)            2.1%                1.4%

Katsumi Takata ..........................            0(4)            0                   0
Gregg A. Ostrander ......................       37,000(3)            *                   *
Kenneth J. Roering ......................       31,000(3)            *                   *
John C. Heinmiller ......................       18,000(3)            *                   *

Timothy C. Delmore ......................      206,125(3)            1.3%                *
Roger H. Skime ..........................      237,014(3)            1.4%                1.0%
Ronald G. Ray ...........................      169,606(3)            1.0%                *
Ole E. Tweet ............................      287,469(3)            1.8%                1.2%

All Directors and Officers
as a Group (12 persons) .................    2,350,428(3)(4)        13.4%                9.3%

----------------------
*    Less than 1%.

(1) All outstanding shares of capital stock are Common Stock except shares held by Suzuki which are all Class B Common Stock. See "Election of Directors."

(2) Based on information included in a Schedule 13G filed with the Securities and Exchange Commission ("SEC").

(3) Includes the following number of shares purchasable by the indicated individuals and group within 60 days from the date hereof pursuant to the exercise of outstanding stock options: Mr. Ness, 47,556; Mr. Twomey, 382,612; Mr. Dondelinger, 53,721 shares; Mr. Hagen, 53,721 shares; Mr. Ostrander, 36,000 shares; Mr. Roering, 30,000 shares; Mr. Heinmiller, 18,000 shares; Mr. Delmore, 164,870 shares; Mr. Ray, 154,418 shares; Mr. Tweet, 149,018 shares; Mr. Skime, 143,168 shares; and all directors and officers as a group, 1,328,083 shares. Also, Mr. Hagen's shares include 8,637 shares owned by Mr. Hagen's wife, the beneficial ownership of which he disclaims.

(4)  Excludes shares held by Suzuki Motor Corporation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based upon its review of Forms 3, 4 and 5 and any amendments thereto furnished to the Company pursuant to Section 16 of the 1934 Act, the Company believes all of such forms were filed on a timely basis by reporting persons during fiscal year ended March 31, 2001, except that Mr. Skime filed a late Form 4 for an option exercise.

                                    AUDITORS

     Grant Thornton LLP, independent public accountants, were the auditors for the Company for fiscal 2001. A representative of Grant Thornton LLP is expected to be present at the Annual Meeting of Shareholders and will be available to respond to appropriate questions. As of the date hereof, no auditing firm has been formally selected for fiscal 2002 since the Board of Directors has historically made such formal selection in conjunction with the Annual Meeting of Shareholders.

AUDIT FEES

     The Company paid Grant Thornton LLP an aggregate of $95,000 for the annual audit for fiscal year 2001 and for the review of the Company's condensed financial statements included in the Company's quarterly reports on Form 10-Q for fiscal year 2001. The above amounts include out-of-pocket expenses incurred by Grant Thornton LLP in connection with the provision of such services.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company paid Grant Thornton LLP an aggregate of $5,775,000 through October 31, 2000 relating to services provided and out-of-pocket expenses incurred in connection with the Company's information system implementation project. On November 1, 2000, Grant Thornton LLP sold the portion of its management consulting practice, providing these services, to Hitachi Corporation. Subsequent to that date, additional services related to this project were rendered by Hitachi Corporation through its subsidiary, Experio Solutions. The audit committee of the Board of Directors has determined that the provision of these services is compatible with maintaining the independence of Grant Thornton LLP.

ALL OTHER FEES

     The Company paid Grant Thornton LLP an aggregate of $347,000 for services provided and out-of-pocket expenses incurred in connection with tax compliance, accounting research and income tax reduction strategies. The audit committee of the Board of Directors has determined that the provision of these services is compatible with maintaining the independence of Grant Thornton LLP.

                             AUDIT COMMITTEE REPORT

     In accordance with its written charter adopted by the Board of Directors (set forth in Appendix A), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

     (1) reviewed and discussed the audited financial statements with management;

     (2) discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61 and No. 90; and

     (3) reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

     Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2001, as filed with the Securities and Exchange Commission.

                           Kenneth J. Roering (Chair)
                              Robert J. Dondelinger
                                William I. Hagen
                               John C. Heinmiller


                              SHAREHOLDER PROPOSALS

     The proxy rules of the Securities and Exchange Commission permit shareholders, after timely notice to a company, to present proposals for shareholder action in a company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by corporate action in accordance with the proxy rules. The Company's Annual Meeting of Shareholders for the fiscal year ending March 31, 2002 is expected to be held on or about August 8, 2002 and proxy materials in connection with that meeting are expected to be mailed on or about June 28, 2002. Shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before March 7, 2002. In addition, if the Company receives notice of a separate shareholder proposal before May 11, 2002 or after June 10, 2002, such proposal will be considered untimely pursuant to the Company's Bylaws and Rules 14a-4 and 14a-5(e) under the 1934 Act, and the persons to be named as proxies solicited by the Board of Directors of the Company for its 2002 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal. See also "Other Matters" below.

                          METHOD OF PROXY SOLICITATION

     The entire cost of preparing, assembling, printing and mailing the Notice of Annual Meeting of Shareholders, this Proxy Statement, the proxy itself, and the cost of soliciting proxies relating to the meeting will be borne by the Company. In addition to use of the mail, proxies may be solicited by officers, directors and other regular employees of the Company by telephone, telegraph or personal solicitation, and no additional compensation will be paid to such individuals. The Company will, if requested, reimburse banks, brokerage houses and other custodians, nominees and certain fiduciaries for their reasonable expenses incurred in mailing proxy material to their principals.

                                  OTHER MATTERS

     The Company's Bylaws provide that certain requirements be met in order that business may properly come before the shareholders at the Annual Meeting. Among other things, shareholders intending to bring business before the Annual Meeting must provide written notice of such intent to the Secretary of the Company. Such notice must be given not less than 60 days nor more than 90 days prior to the meeting date corresponding with the previous year's Annual Meeting. Shareholders desiring to bring matters for action at an Annual Meeting should contact the Company's Secretary for a copy of the relevant procedure. Since no such notice was received with respect to this year's Annual Meeting, no shareholders may bring additional business before the meeting for action.

     The Annual Report of the Company for the past fiscal year is enclosed herewith and contains the Company's financial statements for the fiscal year ended March 31, 2001. A copy of Form 10-K, the annual report filed by the Company with the Securities and Exchange Commission will be furnished without charge to any shareholder who requests it in writing from the Company, at the address noted on the first page of this Proxy Statement.

     The Board of Directors knows of no business other than that described herein that will be presented for consideration at the Annual Meeting. If, however, other business shall properly come before the meeting, the persons in the enclosed form of proxy intend to vote the shares represented by said proxies on such matters in accordance with their judgment in the best interest of the Company.

                                        By Order of the Board of Directors,

                                        /s/ Timothy C. Delmore

                                        Timothy C. Delmore,
                                        SECRETARY

APPENDIX A

                             AUDIT COMMITTEE CHARTER

I.   ORGANIZATION

1. MEMBERSHIP. The Audit Committee of the Board of Directors of this Corporation will at all times consist of at least three directors appointed by the Board of Directors of this Corporation, each member to serve until his or her successor is duly elected, or until his or her earlier death, resignation or removal by the Board of Directors.

2.   QUALIFICATIONS.

     (A) FINANCIAL LITERACY. All members of the Audit Committee must be financially literate, or must be able to become financially literate within a reasonable period after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have accounting, finance or related financial management expertise or experience, or related professional degree or certification.

     (B) INDEPENDENCE. Except as provided in the next sentence, all members of the Audit Committee must be independent directors (within the meaning of the applicable rules of the National Association of Securities Dealers, Inc. ("NASD")) and free of any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment of the member in carrying out the responsibilities of a director of this Corporation. The Board of Directors may, if necessary, appoint one member to the Audit Committee who is not an employee of the Corporation and does not qualify under applicable NASD rules as "independent." However, if the Board of Directors appoints a director to the Audit Committee who is not independent within the meaning of the rules of the NASD governing such matters, such appointment shall be made only in strict compliance with the rules governing appointment of non-independent members.

     (C) MISCELLANEOUS. All members and prospective members must respond to such reasonable inquiries as the Board of Directors deems appropriate to ascertain the qualifications of a member or a prospective member of the Audit Committee.

3.   MEETINGS.

     (A) FREQUENCY. The Audit Committee shall meet at least four times during each fiscal year of this Corporation, or as frequently as the Committee deems, in its reasonable judgment, to be appropriate during any fiscal year.

     (B) AGENDA AND NOTICE. The Chief Financial Officer (non-voting attendee) and the Chairman of the Audit Committee shall establish the meeting dates and the meeting agenda and send proper notice of each Audit Committee meeting to each member prior to each meeting.

     (C) CHAIR. The Board of Directors shall designate a Chair of the Audit Committee.

II.  STATEMENT OF POLICY

The Audit Committee shall assist the Board of Directors in fulfilling the oversight responsibilities of the Board of Directors relating to corporate accounting, financial reporting practices, and the quality and integrity of the financial reports of this Corporation. The Audit Committee shall periodically review the financial reports of this Corporation; the internal controls regarding finance and accounting and compliance with applicable rules and regulations; and the adequacy and appropriateness of the overall auditing, accounting and financial reporting processes of this Corporation. The Audit Committee shall foster and encourage continuous improvement of and adherence to the Corporation's internal policies and to applicable rules and regulations that affect auditing, accounting and financial reporting matters. The Audit Committee shall also foster and provide open avenues of communications by and among the Corporation's management, independent public accountants, finance department and the Board of Directors.

III. RESPONSIBILITIES

1. SELECTION AND DISENGAGEMENT OF INDEPENDENT AUDITORS. The Audit Committee is expected to review and recommend to the Board of Directors the independent auditors to be selected to audit and review the financial statements of this Corporation and its subsidiaries. The Audit Committee shall also recommend to the Board of Directors the disengagement of previously selected independent auditors, if the Committee determines that disengagement is warranted, and shall provide the reasons for recommending disengagement. Final selection and disengagement of independent auditors shall always be made by the Board of Directors. If the Board of Directors so determines in its sole discretion, or if required by this Corporation's Articles or Bylaws, the selection of independent auditors shall be submitted for ratification by this Corporation's shareholders. The Audit Committee shall also review and approve the compensation to be paid to the independent auditors.

2. INDEPENDENCE OF INDEPENDENT AUDITORS. The Audit Committee is expected to confirm the independence of the independent auditors selected, including a prior review and approval of any management, consulting or other services and fees provided by, or paid to, the independent auditors. The Audit Committee must confirm receipt from the independent auditors a formal written statement delineating all relationships between this Corporation and the independent auditors, consistent with Independence Standards Board Standard 1. The Audit Committee must actively engage in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the auditors.

3. ACCOUNTABILITY OF AUDITORS. The independent auditors shall be accountable to the Audit Committee and to the full Board of Directors as representatives of the Corporation's shareholders.

4. OPEN COMMUNICATIONS. The Audit Committee is expected to provide and facilitate an open avenue of communications between the independent auditors, the Board of Directors, senior management and the Corporation's finance department. The Audit Committee shall also provide and facilitate sufficient opportunity for the internal and independent auditors to meet with members of the Audit Committee without members of the management present.

5. ANNUAL REVIEW OF THIS CHARTER. The Audit Committee is expected to, at least annually, review and reassess the adequacy of this Audit Committee Charter.

6. ANNUAL AUDIT REVIEW. The Audit Committee is expected to review with management and the independent auditors the Corporation's financial statements (including footnotes) for each fiscal year, together with the independent auditor's audit and audit report thereon. In performing such review, the Audit Committee shall review the scope of the audit, the audit procedures utilized, any difficulties or disputes encountered during the audit, any changes in accounting practices or principles, and any other matters related to the conduct of the audit brought to the Audit Committee's attention by management or the independent auditors, or which are raised by members of the Audit Committee. In connection with the annual reviews, the Audit Committee shall inquire about and review with management and the independent auditors any significant risks or exposures faced by the Corporation and discuss with management the steps taken to minimize such risk or exposure. Such risks and exposures include, but are not limited to, threatened and pending litigation, claims against the Corporation, tax matters, regulatory compliance and correspondence from regulatory authorities, environmental exposure, and rules and regulations governing internal controls and financial reporting.

7. QUARTERLY REVIEWS. The Audit Committee is expected to review with management and the independent auditors the Corporation's financial statements for each quarter prior to their filing with the U.S. Securities and Exchange Commission, together with the independent auditors review thereon pursuant to professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards. In connection with the quarterly reviews, the Audit Committee shall inquire about and review with management and the independent auditors any significant risks or exposures faced by the Corporation and discuss with management the steps taken to minimize such risk or exposure.

8. REVIEW OF INTERNAL CONTROLS. The Audit Committee is expected to consider and review with management and the independent auditors the adequacy of this Corporation's internal controls, including information systems control and security and bookkeeping controls. The Audit Committee shall also review in this regard any findings and recommendations of the independent auditors, including their management letters.

9. REVIEW AUDIT SCOPE. The Audit Committee is expected to consider and review with management and the independent auditors the scope of the audit for the current fiscal year and the plan of the independent auditors in conducting the audit.

10. AUDIT COMMITTEE REPORT. The Audit Committee shall prepare an Audit Committee Report for inclusion in this Corporation's Proxy Statement for each annual meeting of shareholders occurring after December 15, 2000 pursuant to the rules governing such Reports.

11. LEGAL COMPLIANCE; INVESTIGATIONS. In connection with the annual and quarterly reviews, the Audit Committee is expected to inquire about and review with management any legal and regulatory matters that may have a material impact on the Corporation's financial statements or financial reporting practices. The Audit Committee shall have the authority to initiate and conduct investigations to matters within the scope of the Audit Committee's responsibilities.

12. LEGAL COUNSEL AND OTHER EXPERTS. The Audit Committee may consult with the Corporation's legal counsel at such times as the Audit Committee deems appropriate. The Audit Committee shall have the authority to engage independent counsel or accountants or other experts to assist it in the performance of its duties or the conduct of any investigation the Audit Committee has undertaken.

13. REPORTS TO THE BOARD OF DIRECTORS. The Audit Committee is expected to report regularly to the Board of Directors of the Corporation regarding the meetings of the Audit Committee with such recommendations to the Board of Directors as the Audit Committee deems appropriate. The Audit Committee shall keep minutes of its meetings and submit such minutes to the Board of Directors.

14. OTHER RESPONSIBILITIES. The Audit Committee is expected to perform such other duties as may be required by law or requested by the Board of Directors or deemed appropriate by the Audit Committee. Any member of the Audit Committee or management of this Corporation is authorized to certify to the NASD this Corporation's compliance with rules governing audit committees in such form as the NASD may prescribe.

This Audit Committee Charter was approved by the Board of Directors of this Corporation on June 12, 2000.

                                 ARCTIC CAT INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                            THURSDAY, AUGUST 9, 2001
                                    4:00 P.M.

                                 ARCTIC CAT INC.
                             601 BROOKS AVENUE SOUTH
                           THIEF RIVER FALLS, MN 56701








ARCTIC CAT INC.
601 BROOKS AVENUE SOUTH
THIEF RIVER FALLS, MN 56701                                                PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON AUGUST 9, 2001 OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

The shares of stock of Arctic Cat Inc. you hold will be voted as you specify on the reverse side.

By signing the proxy, you revoke all prior proxies and appoint William G. Ness and Christopher A. Twomey as proxies (each with the power to act alone and with the power of substitution and revocation) to vote your shares as you designate on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.




                     SEE REVERSE FOR VOTING INSTRUCTIONS.

                                                            --------------------
                                                             COMPANY #
                                                             CONTROL #
                                                            --------------------

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD. TELEPHONE AND INTERNET VOTING ARE PERMITTED UNDER MINNESOTA LAW.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

* Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on August 8, 2001.
* You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
*  Follow the simple instructions the Voice provides you.

VOTE BY INTERNET -- http://www.eproxy.com/acat/ -- QUICK *** EASY *** IMMEDIATE

* Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on August 8, 2001.
* You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Arctic Cat Inc., c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.





      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD.

                       [ARROW] PLEASE DETACH HERE [ARROW]




              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

1.  Election of directors:   01 John C. Heinmiller                         [ ] Vote FOR          [ ] Vote WITHHELD
                             02 Christopher A. Twomey                          all nominees          from all nominees
                                                                               (except as marked)

                                                                           ____________________________________________
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,   |                                            |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)  |____________________________________________|

2.  The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSAL ONE
AND, IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

Address Change? Mark Box [ ]
Indicate changes below:                                                       Date ___________________________, 2001


                                                                           ____________________________________________
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                                                                          Signature(s) in Box
                                                                          Please sign exactly as your name(s) appear
                                                                          on Proxy. If held in joint tenancy, all
                                                                          persons must sign. Trustees, administrators,
                                                                          etc., should include title and authority.
                                                                          Corporations should provide full name of
                                                                          corporation and title of authorized officer
                                                                          signing the proxy.
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